UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12515-8 Research Blvd, Suite 300, Austin, Texas		78759
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (512) 425-7929
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2025, Flex Ltd. (the “Company”) held its 2024 Annual General Meeting. There were 373,703,336 Ordinary Shares entitled to be voted and 347,587,735 Ordinary Shares were voted in person or by proxy at the Annual General Meeting.

At the Annual General Meeting:

(1)    The shareholders re-elected the nine (9) nominees for director.
(2)    The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2026 fiscal year and authorized the Company’s Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, to fix their remuneration.
(3)    The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.
(4)    The shareholders approved a general authorization for the Company’s Board of Directors to allot and issue Ordinary Shares.
(5)    The shareholders approved the renewal of the Company’s Share Purchase Mandate permitting the Company to purchase or otherwise acquire up to 20% of its own issued and outstanding Ordinary Shares as of the date of the Annual General Meeting.

The Company’s Inspector of Elections certified the following vote tabulations from the Annual General Meeting:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Votes
Revathi Advaithi	326,404,609	3,361,277	225,720	17,596,129
John D. Harris II	328,276,601	1,490,222	224,783	17,596,129
Michael E. Hurlston	282,921,812	46,757,690	312,104	17,596,129
Erin L. McSweeney	325,106,257	4,668,569	216,780	17,596,129
Charles K. Stevens, III	327,749,833	2,032,884	208,889	17,596,129
Maryrose Sylvester	327,927,226	1,841,788	222,592	17,596,129
Lay Koon Tan	313,566,394	16,216,492	208,720	17,596,129
Patrick J. Ward	329,143,657	625,705	222,244	17,596,129
William D. Watkins	308,937,657	20,843,840	210,109	17,596,129

				Broker
	For	Against	Abstain	Non-Votes
Re-appointment of Deloitte & Touche LLP as	331,766,561	15,598,712	222,462	—
the Company's independent auditors for the
2026 fiscal year and to authorize the Board of
Directors, upon the recommendation of the
Audit Committee of the Board of Directors, to
fix their remuneration

				Broker
	For	Against	Abstain	Non-Votes
Non-binding, advisory resolution relating to	315,670,840	13,823,808	496,958	17,596,129
the compensation of the Company's named
executive officers

				Broker
	For	Against	Abstain	Non-Votes
General authorization for the Board of	315,742,808	14,174,995	73,803	17,596,129
Directors to allot and issue Ordinary Shares

				Broker
	For	Against	Abstain	Non-Votes
Renewal of the Share Purchase Mandate	319,768,192	8,622,440	1,600,974	17,596,129
relating to acquisitions by the Company of
up to 20% of its issued and outstanding
Ordinary Shares as of the date of the Annual
General Meeting

Item 8.01    Other Events.

The Company announced that it has received shareholder approval to purchase up to 20% of the Company’s issued and outstanding Ordinary Shares, and the Company’s Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued Ordinary Shares in an aggregate amount not to exceed $1.7 billion. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: August 7, 2025

	By:	/s/ Kevin Krumm
		Name:	Kevin Krumm
		Title:	Chief Financial Officer

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